UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 12, 2010

Potomac Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

West Virginia

(State of Other Jurisdiction of Incorporation)

0-24958

(Commission File Number)

55-0732247

(IRS Employer Identification No.)

111 E. Washington St., PO Box 906, Charles Town WV 25414-0906

(Address of Principal Executive Offices) (Zip Code)

304-725-8431

Registrant's telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On October 12, 2010, the West Virginia Division of Banking approved an amendment to the Bylaws of Potomac Bancshares, Inc. The amendment to the Bylaws amends the time of service permitted directors that attain the mandatory retirement age of seventy two years to extend to the end of their current term.

The text of the amendment is attached as Exhibit 3(ii) to this report and is incorporated by reference into this Item 5.03.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3(ii) Text of amendment to Article III, Section 2 of the Bylaws.

Potomac Bancshares, Inc.

/s/ Robert F. Baronner, Jr.

Robert F. Baronner, Jr., President and CEO

October 18, 2010

Exhibit 3(ii)

Article III, Section 2 of the Bylaws is amended to state the following:

Members of the Board of Directors of the Corporation may serve until they attain the age of 72 years, and thereafter may serve to the end of the current term.